COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                                   [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                    COHEN & STEERS
                                    --------------
                                    REALTY SHARES
--------------------------------------------------------------------------------

                                  ------------------
                                  SEMI-ANNUAL REPORT
                                     JUNE 30, 2000

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report for the quarter and six months ended June 30, 2000. The net asset value at that date was $39.50. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on June 22, 2000 and was paid on June 23, 2000.

MID-YEAR REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 8.2%. This compares to the NAREIT Equity REIT Index* total return of 10.5%. For the six months ended June 30, 2000, the Fund's total return was 9.7% which compares to the NAREIT Equity REIT Index total of 13.2%.

    Stated simply, the first half of this year has been full of encouraging news and positive statistics for REIT investors. The group has made what we believe is a significant bottom and has registered its best absolute and relative returns in years. For example, the second quarter's absolute total return was the best since the third quarter of 1997, and relative to the major stock market averages, REITs turned in their best performance since the first quarter of 1993.

    This turnabout was precipitated by a host of technical and fundamental factors. In our view, it is clear now that REITs were substantially oversold by the end of last year, and therefore due for a bounce. In addition, the volatility and price decline in technology stocks, which had been the market standouts over the past two years, tilted investor sentiment more towards 'old economy' investments, including REITs. More important, in our opinion, was that the combination of strong underlying real estate fundamentals and exceptional valuations were just too compelling for investors to ignore any longer. REIT earnings grew at a healthy rate in the first quarter, surprising many Wall Street analysts and reflecting the continued strengthening of most property markets. Whereas most analysts were expecting average cash flow per share growth in the 7% range, the industry recorded average growth in the 9% range. Further, income growth for many companies with properties in the strongest markets actually reaccelerated in the first half of the year, soaring to the low-teens. As these earnings were reported, most realty stocks reacted very favorably.

    In the meantime, construction activity in nearly all property types peaked in the early part of the year and has since begun to decline substantially. Thus, it appears that the rally in REIT shares also reflects expectations for a continuation of what has been an ideal economic and financial market environment for property owners. Assuming that the Federal Reserve is successful in engineering an economic slowdown but with no recession, a so-called 'soft landing,' we would not expect to see a material rise in construction activity for the foreseeable future. This would enable property markets to continue to enjoy positive supply/demand conditions.

    Our underperformance relative to the real estate averages can be attributed primarily to two factors. We have made a commitment to owners of health care facilities such as nursing homes, assisted living facilities and hospitals, based on our belief that their fundamentals would be turning around in the very near future. Unfortunately, while we continue to see signs of a turnaround, we have been a bit early in this sector, where share prices have continued to lag the averages. In addition, our holdings in the Real Estate Services sector behaved more in line with the stock market in general. While this sector contributed to our superior relative performance last year, the opposite has been true so far in 2000. Although these two factors have restrained our relative

--------------------------------------------------------------------------------
                                       1

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                       COHEN & STEERS REALTY SHARES, INC.

performance so far this year, it is our hope that they will begin to make a positive contribution to our returns over the next several quarters.

    Our current holdings reflect our continued favorable view of the Office and Apartment sectors, which together comprise over 50% of the portfolio. We believe that office owners operating in high barrier-to-entry markets with long lease terms have substantial embedded earnings growth. We are of the view that apartment owners positioned in robust economic regions should benefit from increased demand driven by those economies as well as favorable demographic trends. We are maintaining our position in the Health Care sector as operators undergo financial and operational restructuring and as the number of elderly continually increases. We are maintaining our under-weighting in the Retail sector based on our view that slowing retail sales and the increased use of the Internet will cause profit margins of traditional retail tenants to erode. Though still under-weighted, we favor Regional Malls over Community Centers as certain mall operators have implemented value-added strategies to offset the loss of market share to the Internet.

INVESTMENT OUTLOOK

    We believe that one of the strongest determinants of the direction of REIT share prices is the direction of the underlying property values, which in turn influences REIT net asset values (NAVs) per share. When the market expects property values and NAVs to rise, such as they did in the mid 1990's, REIT share prices can rise strongly and even sell at a premium to the then current NAVs. We believe that in the bear market of 1998-99, the reverse took place, whereby the market expected NAVs to decline, due to concerns about deflation and its impact on hard assets, as well as the prospect of increased construction at the tail end of the economic cycle. In short order, REITs began to trade at a meaningful discount from NAV. This expected decline in NAVs, however, never took place. The near-absence of capital in the REIT industry and the capital market discipline imposed on all property market participants effectively attenuated construction and development activity.

    Without capital, nearly all REITs were forced to adopt self-financing business plans and recycle capital through property sales in order to enhance shareholder value. Share buybacks became very common and, naturally, purchases of shares at a discount to NAV increased the NAV of the remaining shares. There continues to be nearly no new common equity financing in the industry. In the meantime, real estate fundamentals at the property level have remained very strong. The growing economy has caused the demand for space to exceed supply in many markets, and this has resulted in higher occupancy levels and stronger rent growth than nearly anyone could have imagined.

    Consequently, we believe that NAVs are on the rise once again. Current and prospective NAV growth is coming from several sources. If one assumes that the capitalization rates (earnings yield) for most property types remain unchanged, then property values should rise in line with operating income growth. Since we expect industry-wide growth in operating income of 6% this year, this would imply a commensurate growth in property values. Further, because most REITs employ fixed-rate debt financing, the growth in earnings and NAV per share is magnified. In addition, because of the inflation that has been experienced in land, materials and labor costs for the real estate industry, the replacement values for many properties are rising. If one adds to this the fact that many REITs own properties in prime locations that cannot be duplicated, it is easy to see the potential for continued value creation.

--------------------------------------------------------------------------------
                                       2

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                       COHEN & STEERS REALTY SHARES, INC.

    One further factor that we would expect to have a material impact on REIT share valuations is dividend yield. If the Federal Reserve is successful in slowing the growth of the economy, we would expect this ultimately to lead to a leveling off or even a reduction in long-term interest rates, as well as the yields on U.S. Treasury and high-grade corporate bonds. At the same time, investor sentiment for higher yielding or 'junk' bonds has turned negative as the performance in this sector has deteriorated over the past few years. We believe this could be beneficial overall for REITs, as yield-oriented investors look for other income producing alternatives. Moreover, since the percentage of cash flow that the average REIT is paying out to investors is at a historically low level, under our forecast REITs generally should continue to be able to maintain significant dividend income returns.

    Ironically, in what we consider to be a positive sign, the flow of money into real estate mutual funds has been remarkably low this year; less than $400 million flowed into these funds, whose total assets are about $8 billion. While this is a reversal of the outflows experienced last year, it is well below the levels experienced in the prior bull market. Considering the extraordinary relative performance of the sector during the first six months and the velocity at which capital flows in this day and age, we would have expected a much higher level of investor attention. The reason we find this encouraging is that this 'quiet recovery' in our view is typical of what many sectors experience at the beginning of a reversal and this may indicate that we are still in the early phases of this upturn.

    Nonetheless, the question most asked of us lately is 'is it too late to invest in REITs?' While their strong absolute and relative performance clearly places REITs in a somewhat less undervalued position than they were six months ago, we believe the growth in earnings and asset values so far this year justifies much of their price appreciation. In addition, even after this price increase, relative to stocks, bonds and their own underlying asset values, we believe that REITs remain solidly undervalued. Thus, we remain optimistic about the future of REITs and will continue to seek attractive returns for our investors.

Sincerely,

                   MARTIN COHEN                          ROBERT H. STEERS
                   MARTIN COHEN                          ROBERT H. STEERS
                   President                             Chairman

--------------------------------------------------------------------------------
  Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------



* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                          NUMBER                VALUE
                                                         OF SHARES             (NOTE 1)
                                                        -----------         --------------
EQUITIES                                 97.17%
    APARTMENT/RESIDENTIAL                19.17%
         Apartment Investment & Management
            Co. -- Class A.....................           1,405,900         $   60,805,175
         Archstone Communities Trust...........             108,700              2,289,494
         AvalonBay Communities.................           1,587,700             66,286,539
         Charles E. Smith Residential Realty...             476,900             18,122,200
         Equity Residential Properties Trust...           1,325,900             60,991,400
         Essex Property Trust..................             434,600             18,253,200
         United Dominion Realty Trust..........             207,800              2,285,800
                                                                            --------------
                                                                               229,033,808
                                                                            --------------
    HEALTH CARE                           8.18%
         Health Care Property Investors........           1,649,600             44,951,600
        *Manor Care............................           1,442,000             10,094,000
         Nationwide Health Properties..........           2,232,800             31,119,650
     *'D'Ventas................................           3,641,100             11,606,006
                                                                            --------------
                                                                                97,771,256
                                                                            --------------
    HOTEL                                 8.20%
         Host Marriott Corp. ..................           2,048,100             19,200,938
         MeriStar Hospitality Corp. ...........             691,100             14,513,100
         Starwood Hotels & Resorts Worldwide...           1,975,600             64,330,475
                                                                            --------------
                                                                                98,044,513
                                                                            --------------
    INDUSTRIAL                            7.82%
         AMB Property Corp. ...................           1,325,800             30,244,813
         First Industrial Realty Trust.........             291,700              8,605,150
         ProLogis Trust........................           2,560,200             54,564,262
                                                                            --------------
                                                                                93,414,225
                                                                            --------------
    OFFICE                               32.38%
         Arden Realty Group....................           1,991,200             46,793,200
         Boston Properties.....................             562,800             21,738,150
       **Brookfield Properties Corp. ..........           1,118,500             14,833,316
         Cousins Properties....................             255,900              9,852,150
         Crescent Real Estate Equities Co. ....             772,700             15,840,350
         Equity Office Properties Trust Co. ...           2,982,400             82,202,400
         Highwoods Properties..................             554,700             13,312,800
         Mack-Cali Realty Corp. ...............           2,203,800             56,610,112
         SL Green Realty Corp. ................             920,800             24,631,400
         Vornado Realty Trust..................           2,910,300            101,132,925
                                                                            --------------
                                                                               386,946,803
                                                                            --------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                          NUMBER                VALUE
                                                         OF SHARES             (NOTE 1)
                                                        -----------         --------------
    OFFICE/INDUSTRIAL                     9.98%
      'D'Prime Group Realty Trust..............             844,100         $   12,819,769
         PS Business Parks.....................             413,300              9,919,200
      'D'Reckson Associates Realty Corp. ......           2,163,700             51,387,875
         Spieker Properties....................             982,100             45,176,600
                                                                            --------------
                                                                               119,303,444
                                                                            --------------
    REAL ESTATE SERVICES                  2.52%
        *CAIS Internet.........................             652,000              9,168,750
        *Crescent Operating....................             170,900                245,669
        *FrontLine Capital Group...............             969,600             20,664,600
                                                                            --------------
                                                                                30,079,019
                                                                            --------------
    SHOPPING CENTER                       8.92%
       COMMUNITY CENTER                   2.19%
         Kimco Realty Corp. ...................             639,700             26,227,700
                                                                            --------------
       REGIONAL MALL                      6.73%
         General Growth Properties.............           1,110,200             35,248,850
         Macerich Co. .........................             759,000             16,745,438
         Rouse Co. ............................             577,900             14,303,025
         Simon Property Group..................             635,000             14,089,062
                                                                            --------------
                                                                                80,386,375
                                                                            --------------
         TOTAL SHOPPING CENTER.................                                106,614,075
                                                                            --------------
              TOTAL EQUITIES (Identified
                cost -- $1,115,213,991)........                              1,161,207,143
                                                                            --------------
                                                         PRINCIPAL
                                                          AMOUNT
                                                          ------
COMMERCIAL PAPER                          1.85%
         Tampa Electric Co., 6.81%, due 7/5/00
            (Identified cost -- $22,132,265)...         $22,149,000             22,132,265
                                                                            --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,137,346,256).............   99.02%                              1,183,339,408
OTHER ASSETS IN EXCESS OF LIABILITIES...  0.98%                                 11,744,935
                                        ------                               -------------
NET ASSETS (Equivalent to $39.50 per share
  based on 30,258,999 shares of capital stock
  outstanding)........................  100.00%                             $1,195,084,343
                                        ------                              --------------
                                        ------                              --------------


---------

 *  Non-income producing security.

'D' The Fund owns 5% or more of this company's outstanding shares (Note 5).

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2000 was $21,978,525 based on an exchange rate of 1 Canadian dollar to 0.6749 U.S. dollars.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,137,346,256) (Notes 1 and 5)..............  $1,183,339,408
    Cash....................................................             131
    Dividends receivable....................................       7,505,036
    Receivable for investment securities sold...............       6,440,109
    Receivable for fund shares sold.........................       1,337,144
    Other assets............................................          13,623
                                                              --------------
         Total Assets.......................................   1,198,635,451
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       1,975,044
    Payable to investment adviser...........................         831,477
    Payable to administrator................................         403,742
    Payable for fund shares redeemed........................         102,246
    Payable for dividends declared..........................          10,576
    Other liabilities.......................................         228,023
                                                              --------------
         Total Liabilities..................................       3,551,108
                                                              --------------
NET ASSETS applicable to 30,258,999 shares of $0.001 par
    value common stock outstanding (Note 4).................  $1,195,084,343
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,195,084,343[div]30,258,999 shares outstanding)......  $        39.50
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $1,161,414,781
    Undistributed net investment income.....................       2,151,064
    Accumulated net realized loss on investments sold.......     (14,474,654)
    Net unrealized appreciation on investments..............      45,993,152
                                                              --------------
                                                              $1,195,084,343
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $20,429 of foreign withholding
       tax and including $9,856,462 received from affiliated
       issuers) (Note 5)....................................  $36,492,263
    Interest income.........................................      378,397
                                                              -----------
         Total Income.......................................   36,870,660
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................    5,206,221
    Administration and transfer agent fees (Note 2).........      954,274
    Reports to shareholders.................................      109,136
    Custodian fees and expenses.............................       70,256
    Professional fees.......................................       62,093
    Registration and filing fees............................       25,667
    Interest expense (Note 7)...............................       19,857
    Directors' fees and expenses (Note 2)...................       16,828
    Miscellaneous...........................................      178,177
                                                              -----------
         Total Expenses.....................................    6,642,509
    Reduction of expenses (Note 6)..........................      (26,340)
                                                              -----------
         Net Expenses.......................................    6,616,169
                                                              -----------
Net Investment Income.......................................   30,254,491
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments (includes net realized
       gain of $37,231,711 on sales of investments in
       affiliated issuers) (Note 5).........................   21,434,729
    Net change in unrealized appreciation on investments....   40,796,894
                                                              -----------
         Net realized and unrealized gain on investments....   62,231,623
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $92,486,114
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                  SIX MONTHS ENDED        FOR THE
                                                   JUNE 30, 2000        YEAR ENDED
                                                    (UNAUDITED)      DECEMBER 31, 1999
                                                    -----------      -----------------
Change in Net Assets:
    From Operations:
         Net investment income.................    $   30,254,491     $   85,429,677
         Net realized gain/(loss) on
            investments........................        21,434,729        (74,867,037)
         Net change in unrealized appreciation
            on investments and foreign currency
            forward contract...................        40,796,894         14,880,105
                                                   --------------     --------------
              Net increase in net assets
                resulting from operations......        92,486,114         25,442,745
                                                   --------------     --------------
    Dividends and Distributions to shareholders
       from (Note 1):
         Net investment income.................       (28,103,427)       (71,807,679)
         Tax return of capital.................                --        (12,406,847)
                                                   --------------     --------------
              Total dividends and distributions
                to shareholders................       (28,103,427)       (84,214,526)
                                                   --------------     --------------
    Capital Stock Transactions (Note 4):
         Decrease in net assets from Fund share
            transactions.......................      (334,292,067)      (409,574,675)
                                                   --------------     --------------
              Total decrease in net assets.....      (269,909,380)      (468,346,456)
    Net Assets:
         Beginning of period...................     1,464,993,723      1,933,340,179
                                                   --------------     --------------
         End of period (including undistributed
            net investment investment income of
            $2,151,064 at June 30, 2000).......    $1,195,084,343     $1,464,993,723
                                                   --------------     --------------
                                                   --------------     --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                    FOR THE
                                                SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000     ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                  (UNAUDITED)        1999       1998       1997       1996       1995
--------------------------------                  -----------      --------   --------   --------   --------   --------
Net asset value, beginning of period..........      $  36.91       $  37.98   $  50.18   $  45.09   $  34.62   $  32.90
                                                    --------       --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income......................          0.54           2.01       1.97       1.87       1.86       1.86
   Net realized and unrealized gain/(loss) on
     investments and foreign currency forward
     contracts................................          2.52          (1.10)    (10.89)      7.40      11.04       1.69
                                                    --------       --------   --------   --------   --------   --------
       Total from investment operations.......          3.06           0.91      (8.92)      9.27      12.90       3.55
                                                    --------       --------   --------   --------   --------   --------
Less dividends and distributions to
 shareholders from:
   Net investment income......................         (0.47)         (1.69)     (1.59)     (1.88)     (1.76)     (1.33)
   Net realized gain on investments...........            --             --      (1.56)     (2.30)     (0.55)        --
   Tax return of capital......................            --          (0.29)     (0.13)        --      (0.12)     (0.50)
                                                    --------       --------   --------   --------   --------   --------
       Total dividends and distributions to
         shareholders.........................         (0.47)         (1.98)     (3.28)     (4.18)     (2.43)     (1.83)
                                                    --------       --------   --------   --------   --------   --------
Net asset value, end of period................      $  39.50       $  36.91   $  37.98   $  50.18   $  45.09   $  34.62
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------------
Total investment return.......................          9.68%(1)       2.68%   - 18.07%     21.16%     38.48%     11.13%
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)....      $1,195.1       $1,465.0   $1,933.3   $3,433.0   $2,036.4   $  793.1
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
   Ratios of expenses to average daily net
     assets (before expense reduction)........          1.08%(2)       1.07%      1.04%      1.06%      1.10%      1.16%
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
   Ratios of expenses to average daily net
     assets (net of expense reduction)........          1.08%(2)       1.06%      1.03%      1.05%      1.08%      1.12%
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
   Ratio of net investment income to average
     daily net assets (before expense
     reduction)...............................          4.93%(2)       5.15%      4.23%      4.02%      5.27%      6.01%
                                                    --------       --------   --------   --------   --------   --------
   Ratio of net investment income to average
     daily net assets (net of expense
     reduction)...............................          4.93%(2)       5.16%      4.24%      4.04%      5.28%      6.05%
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------
   Portfolio turnover rate....................         17.50%(1)      21.34%     30.18%     40.44%     33.23%     22.68%
                                                    --------       --------   --------   --------   --------   --------
                                                    --------       --------   --------   --------   --------   --------

-------------------
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $5,206,221 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily assets. For the six months ended June 30, 2000, the Fund paid the Adviser $122,493 in fees under this administration agreement.

    In addition, Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee at the annual rate 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2000, fees and related expenses accrued for non-affiliated directors totaled $16,828.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000 totaled $211,362,364 and $568,304,776, respectively.

    At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost...........................................  $1,137,346,256
                                                           --------------
Gross unrealized appreciation............................  $  146,816,499
Gross unrealized depreciation............................  $ (100,823,347)
                                                           --------------
Net unrealized appreciation..............................  $   45,993,152
                                                           --------------
                                                           --------------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                              FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                    JUNE 30, 2000               DECEMBER 31, 1999
                             ---------------------------   ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   -------------
Sold.......................    6,959,827   $ 263,377,445    13,508,463   $ 512,840,372
Issued as reinvestment of
  dividends................      633,096      24,116,312     1,948,633      69,716,308
Redeemed...................  (17,027,104)   (621,785,824)* (26,674,342)   (992,131,355)
                             -----------   -------------   -----------   -------------
Net decrease...............   (9,434,181)  $(334,292,067)  (11,217,246)  $(409,574,675)
                             -----------   -------------   -----------   -------------
                             -----------   -------------   -----------   -------------

---------

    * Includes redemptions in-kind of $317,295,295. The proceeds were used to make purchases in-kind in Cohen & Steers Institutional Realty Shares, Inc.

NOTE 5. INVESTMENTS IN AFFILIATES

    The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at June 30, 2000 totaled $75,813,650.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

SUMMARY OF TRANSACTIONS WITH AFFILIATES:
(Amount in thousands)

                        BEGINNING   PURCHASE    SALE    ENDING
       EQUITIES          SHARES      SHARES    SHARES   SHARES
       --------         ---------   --------   ------   ------
*Mack-Cali Realty
  Corp................    3,180        --        976    2,204
*Nationwide Health
  Properties..........    2,666       189        622    2,233
 Prime Group Realty
  Trust...............    1,391        --        547      844
 Reckson Associates
  Realty Corp.........    3,345        --      1,181    2,164
*Reckson Service
  Industries..........    1,371        --      1,371       --
*SL Green Realty
  Corp................    1,414        --        493      921
 Ventas...............    4,718        --      1,077    3,641
*Vornado Realty
  Trust...............    4,865        --      1,955    2,910

                        PURCHASE    SALES     GAIN/(LOSS)   DIVIDEND
       EQUITIES           COST       COST      ON SALES      INCOME
       --------         --------   --------   -----------   --------
*Mack-Cali Realty
  Corp................       --      22,201       1,629       1,278
*Nationwide Health
  Properties..........    2,604       5,666      (2,757)      2,272
 Prime Group Realty
  Trust...............       --      10,745      (3,158)        648
 Reckson Associates
  Realty Corp.........       --      22,305         968         958
*Reckson Service
  Industries..........       --       1,412      29,154          --
*SL Green Realty
  Corp................       --      11,322         161         729
 Ventas...............       --       3,702        (164)         --
*Vornado Realty
  Trust...............       --      52,610      11,399       3,971
                         ------    --------     -------      ------
                         $2,604    $129,963     $37,232      $9,856
                         ------    --------     -------      ------
                         ------    --------     -------      ------

---------

* As of June 30, 2000, no longer an affiliate.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $26,340 under this arrangement.

NOTE 7. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. At June 30, 2000, the Fund had no loans outstanding. During the six months ended June 30, 2000, the average daily balance of loans outstanding was $4,518,182 at a weighted average interest rate of 6.715%. The maximum amount of loans outstanding at any time during the six months ended June 30, 2000 was $10,000,000 on May 24, 2000, which was 0.85% of total assets.
                              -------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2000)

One Year   Five Years   Since Inception (7/2/91)
--------   ----------   ------------------------
 3.75 %      11.03%              12.42%

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                KEY INFORMATION

 Robert H. Steers                                     INVESTMENT ADVISER
 Director and Chairman                                Cohen & Steers Capital Management, Inc.
                                                      757 Third Avenue
 Martin Cohen                                         New York, NY 10017
 Director and President                               (212) 832-3232

 Gregory C. Clark                                     FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                                             Chase Global Funds Services Co.
                                                      73 Tremont Street
 George Grossman                                      Boston, MA 02108
 Director                                             (800) 437-9912

                                                      CUSTODIAN
 Jeffrey H. Lynford                                   The Chase Manhattan Bank
 Director                                             One Chase Manhattan Plaza
                                                      New York, NY 10081
 Willard H. Smith, Jr.
 Director                                             LEGAL COUNSEL
                                                      Simpson Thacher & Bartlett
 Elizabeth O. Reagan                                  425 Lexington Avenue
 Vice President                                       New York, NY 10017

 Adam Derechin                                        DISTRIBUTOR
 Vice President and Assistant Treasurer               Cohen & Steers Securities, Inc.
                                                      757 Third Avenue
 Lawrence B. Stoller                                  New York, NY 10017
 Assistant Secretary
                                                      NASDAQ Symbol: CSRSX

                                                      Website: www.cohenandsteers.com

                                                      Net asset value (NAV) can be found in the daily
                                                      mutual fund listings in the financial section of most
                                                      major newspapers under Cohen & Steers.

                                                      This report is authorized for delivery only to
                                                      shareholders of Cohen & Steers Realty Shares, Inc.
                                                      unless accompanied or preceded by the delivery of a
                                                      currently effective prospectus setting forth details of
                                                      the Fund. Past performance, of course, is no guarantee
                                                      of future results and your investment may be worth
                                                      more or less at the time you sell.

--------------------------------------------------------------------------------
                                       14

                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as....................................'D'
The division sign shall be expressed as....................................[div]